SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of report (date of earliest event reported):
                      January 20, 2004 (January 16, 2004)

                                 Panavision Inc.
               (Exact name of Registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                001-12391                                 13-3593063
                ---------                                 ----------
        (Commission file number)               (IRS employer identification no.)

           6219 De Soto Avenue
       Woodland Hills, California                           91367
       --------------------------                           -----
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (818) 316-1000
                                                            -------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

         On January 20, 2004, Panavision Inc. issued a press release announcing that it had completed a refinancing of certain of its existing indebtedness. A copy of the press release is attached to this report as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)      Exhibit

                  99.1     Press Release, dated January 20, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PANAVISION INC.

Date: January 20, 2004                    By:      /s/ Eric W. Golden
                                                 ----------------------------
                                          Name:   Eric W. Golden
                                          Title:  Executive Vice President,
                                                  General Counsel and Secretary

                                  EXHIBIT INDEX
                                  -------------


        Exhibit No.          Document
        -----------          --------

           99.1              Press Release, dated January 20, 2004

                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE


                      PANAVISION INC. COMPLETES REFINANCING

Woodland Hills, Calif. - January 20, 2004 - Panavision Inc. (PVIS.OB) announced today that on January 16, 2004 it completed a refinancing of its senior secured credit facility through the execution of an amended and restated senior secured credit facility and the receipt of $100 million from the private placement of Senior Secured Notes due 2009 secured by a second lien on certain of the Company's assets. The transaction permitted the Company to extend principal payments of approximately $215 million otherwise due in 2004 under its existing credit agreement and included a new equity infusion by an affiliate of MacAndrews & Forbes Holdings Inc., the Company's majority shareholder, of $23 million in cash and conversion of approximately $19 million of indebtedness into preferred stock, among other provisions.

The Company used the net proceeds from the sale of the notes, together with borrowings under the amended senior secured credit facility, to repay amounts outstanding under the old senior secured credit facility.

Panavision's President and CEO, Bob Beitcher, said "this is an important step in Panavision's future. With this refinancing accomplished, we look forward to new initiatives to build and improve Panavision's operations, both in existing and new markets."

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks, including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qualified by the cautionary statements and other cautionary statements which may accompany the forward-looking statements. In addition, the company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.


CONTACT:
Tony Shaffer
Robinson, Lerer & Montgomery
(212) 484-7469